                                                                  EXHIBIT 10.46


CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 AMENDMENT NO. 3
                                       TO
                          TRANSPORT SERVICES AGREEMENT

         This THIRD AMENDMENT ("Amendment No. 3") to the Transport Services Agreement, effective as of February 8, 1999, as amended by Amendment No. 1 thereto dated as of September 29, 2000 and Amendment No. 2 thereto (as so amended, the "TSA"), is made and entered into as of September 23, 2002, by and among Williams Communications, LLC, a Delaware limited liability company previously formed as Williams Communications, Inc. ("Williams"), SBC Operations, Inc. and Southwestern Bell Communications Services, Inc., Delaware corporations (collectively "SBCS"). Williams and SBCS may be referred to individually as "Party" or collectively as the "Parties."

         WHEREAS, the Parties desire to amend the TSA as set forth below;

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein, Williams and SBCS agree as follows:

         1.       Amendments. The TSA is hereby amended as follows:

         (a) Preamble. The preamble to the TSA is amended to read in its entirety as follows:

                  "This Transport Services Agreement (this "Agreement") is made as of the Effective Date, by and between Williams Communications, LLC, previously formed as Williams Communications, Inc., a Delaware limited liability company ("Williams"), with its principal place of business at One Technology Center, Tulsa, Oklahoma 74103, and SBC Operations, Inc. and Southwestern Bell Communications Services, Inc., Delaware corporations (collectively "SBCS" and together with Williams, the "Parties"), with their principal places of business at 175 East Houston, San Antonio, Texas 78205, for the provision of telecommunications services, subject to this Agreement and as set forth in this Agreement."

         (b) Section 1.1. Section 1.1 of the TSA is amended to add at the end thereof a reference to a new Schedule P as follows:

                  "Schedule P - Market Index Pricing Methodology"


                             PROPRIETARY INFORMATION

This information contained in this Amendment No. 3 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 3 TO TRANSPORT SERVICES AGREEMENT, AS AMENDED


         (c) Section 1.3. Section 1.3 of the TSA is amended to add or restate in their entirety, as applicable, the following definitions:

                  "'On-Net' - means a circuit traversing the Williams Network both end points of which originate or terminate in a city with a Williams designated Williams POP, Williams MAP, or such other location where Williams maintains terminal equipment.

                  [************************************************************
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                  'Williams MAP' - means a metropolitan access point that
                  extends the reach of the Williams' Network beyond a Williams' POP to various points within a metropolitan area."

         (d) Section 2. The first paragraph of Section 2 of the TSA is amended to add the following two new sentences immediately after the first sentence in Section 2:

                  "In addition, Williams may from time to time propose to offer additional products or services under this Agreement. Upon receipt of written notice from Williams of such a proposal, representatives of each Party shall meet within 30 days, or such longer period as the Parties may reasonably agree, in order to negotiate in good faith (i) whether the addition of such product or service shall be consistent with the objectives of the TSA and the other Alliance Agreements, and, if so, (ii) the appropriate characteristics and technical specifications of such product or service."



                             PROPRIETARY INFORMATION

This information contained in this Amendment No. 3 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 3 TO TRANSPORT SERVICES AGREEMENT, AS AMENDED




         (e) Section 3.1.4. Section 3.1.4 of the TSA is amended to read in its entirety as follows:

                  "Off-Net Services. Off-Net Services are provided [*****************************]. Notwithstanding anything to the contrary herein, no Price Cap applies to Off-Net
                  Services."

         (f) Section 3.9. The following new Section 3.9 is hereby added immediately following Section 3.8 of the TSA:

                  "MFN Pricing. Notwithstanding this Section 3 or Section 3.4.3 of the MAA, SBCS Rates as determined pursuant to Schedule P shall satisfy the requirements of this Section 3 with respect to MFN Pricing and adjustments."

         (g) Section 8. Section 8 of the TSA is amended to read in its entirety as follows:

                  "8.1. Disconnection of Services. SBCS may disconnect any 1+ Voice Service on one business days notice without any liability to Williams other than any termination liability imposed by a Local Access Provider, including an SBC LEC Affiliate or any other Third Party provider including an Off-Net InterLATA Service provider, which shall be charged [**************************]. SBCS may disconnect any non-voice On-Net Service provided hereunder before the expiration of the Minimum Term (as defined in Section 8.2) or any renewal term, if applicable, by providing written notification to Williams thirty (30) days in advance of the effective date of disconnect. [******************************
                  *************************************************************
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                  *************************************************************




                             PROPRIETARY INFORMATION

This information contained in this Amendment No. 3 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 3 TO TRANSPORT SERVICES AGREEMENT, AS AMENDED



                  *************************************************************
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                  ****************************************]; plus (v) any
                  termination liability associated with Local Access, Off-Net InterLATA Service, or any other Third Party provided Service including those of an SBCS LEC Affiliate. These Third Party charges shall be charged [***** *******************]. The
                  Parties agree that the actual damages in the event of such disconnection would be difficult or impossible to ascertain, and that the disconnection charge in this Section 8.1 is intended, therefore, to establish liquidated damages and is not intended as a penalty.

                           8.1.1 Williams will use commercially reasonable
                  efforts to notify SBCS on a monthly basis of all circuits with a Minimum Term or renewal term which will expire within ninety
                  (90) days. If SBCS does not notify Williams of its intent to disconnect or renew such circuits within such ninety 90 day period, Williams will continue to provide such Service on a month to month basis at the then existing rate applicable to such circuit for sixty (60) days. If SBCS does not notify Williams of its intent to disconnect or renew the circuit with such sixty (60) day period, the circuit will renew for a one year Minimum Term at the applicable one year rate.

                           8.2. Minimum Terms. The minimum term associated with
                  each non-voice Service will be as set forth on the Service Order (the "Minimum Term"). SBCS may order non-voice Services that have a monthly, a one year, or a three year Minimum Term. If no Minimum Term is specified on the Service Order, the Minimum Term shall be one year."


                             PROPRIETARY INFORMATION

This information contained in this Amendment No. 3 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 3 TO TRANSPORT SERVICES AGREEMENT, AS AMENDED


         (h) Section 27.8. The following new Section 27.8 is hereby added immediately following Section 27.7 of the TSA:

                  "With respect to a particular product or Service offered under this Agreement, the QoS Standard referenced in the MAA is:
                  [***********************************************************
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                  ********************************************************].

         (i) Section 35. The addresses for notices set forth in Section 35 of the TSA are amended to read in their entirety as follows:

                  "If to SBCS:      Southwestern Bell Communications
                                    Services, Inc.
                                    5850 West Las Positas Boulevard
                                    Pleasanton, CA 94588
                                    Attn:   Steven Grimm, President
                                    Telephone Number:  925 468-5275
                                    Facsimile Number:  925 468-4700

                  and               SBC Operations, Inc.
                                    530 McCullough
                                    San Antonio, TX  78215
                                    Attn:  Yno Gonzalez, Vice President
                                    Fax:        210 886-4040
                                    Telephone:  210 554-7124

                  with a copy       SBC Operations Inc.
                  (which shall      175 East Houston Street,
                  not constitute    San Antonio, TX  78205
                  notice) to:       Attn: T. Michael Payne,
                                    Senior Vice President & General Counsel
                                    Fax:        210-351-3737
                                    Telephone:  210-370-1790



                             PROPRIETARY INFORMATION

This information contained in this Amendment No. 3 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 3 TO TRANSPORT SERVICES AGREEMENT, AS AMENDED


                  If to Williams:   Williams Communications, LLC.
                                    One Technology Center
                                    Tulsa, OK  74103
                                    Attn:  Contract Management
                                    Telephone Number: (918) 547-6000
                                    Facsimile Number: (918) 547-0460

                  with a copy       Williams Communications, LLC.
                  (which shall      One Technology Center
                  not constitute    Tulsa, OK  74103
                  notice) to:       Attn:   General Counsel
                                    Telephone Number: (918) 547-5057
                                    Facsimile Number: (918) 547-2360"

         (j) Schedule P. A new Schedule P, in the form set forth as Schedule P to this Amendment No. 3, is hereby added to the TSA.

         2. Effect. Except as herein expressly amended, the TSA and any other documents executed and delivered in connection therewith are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Upon the effectiveness of this Amendment No. 3, each reference in the TSA to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the TSA as amended hereby, and each reference to the TSA in any other document, instrument or agreement executed and/or delivered in connection with the TSA shall mean and be a reference to the TSA as amended hereby.

         3. Conditions to Effectiveness. This Amendment No. 3 shall be effective immediately, subject only to the following conditions subsequent: (i) the filing by all of the Plan Proponents (as such term is defined in the Second Amended Joint Chapter 11 Plan of Reorganization of Williams Communications Group, Inc. ("WCG") and CG Austria, Inc. ("CG Austria") filed on August 12, 2002 with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), in the Chapter 11 Case No. 02-11957 (the "Plan of Reorganization")), with the written consent of The Williams Companies, Inc., of modifications to the Plan of Reorganization and an amended Investment Agreement, Stockholders Agreement and New WCG Charter (as such terms are defined in the Plan of Reorganization), each substantially in the forms attached as Exhibit D to that certain Stipulation and Agreement (the "Stipulation") dated as of September 23, 2002 (the "Stipulation Date") among Williams, CG Austria, WCG, SBC Communications Inc. ("SBC") and the other parties thereto, (ii) the Plan of Reorganization shall have been confirmed by the Bankruptcy Court and the Effective Date (as defined in the Plan of Reorganization) shall have occurred on or before October 14, 2002; (iii) the Bankruptcy Court shall have entered an order that shall have become a Final Order (as defined in the Plan of Reorganization) on or before October 14, 2002,



                             PROPRIETARY INFORMATION

This information contained in this Amendment No. 3 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 3 TO TRANSPORT SERVICES AGREEMENT, AS AMENDED



approving and authorizing WCG's and CG Austria's entering into and performing the Stipulation; and (iv) the Plan of Reorganization shall not have been modified or amended in any manner that would affect SBC or that would alter the Plan of Reorganization in any material respect without the express prior written consent of SBC, which shall not be unreasonably withheld (except that the Plan of Reorganization may be amended as set forth in Exhibit D to the Stipulation without further consent from SBC). The Parties each acknowledge and agree that the amendments and provisions set forth in Sections 1 and 2 above are not effective until the conditions subsequent set forth in clauses (i) through (iv) in this Section 3 have been satisfied or waived in writing by SBC. Subject to the immediately following sentence, in the event that any of these conditions subsequent shall fail to have been satisfied or waived by SBC in writing on or before October 14, 2002 (subject to extension as set forth below), then this Amendment No. 3 shall be null and void, ab initio, and the Parties shall be restored to their respective rights and obligations as in existence immediately prior to the Stipulation Date. In the event that Section 4.2 of the Plan of Reorganization is amended to extend the date of October 14, 2002 to a later date (but no later than November 14, 2002 except as provided in the immediately following sentence), this Section 3 shall automatically (without any action of the Parties or other signatories hereto) be amended so that references to October 14, 2002 herein are replaced with reference to the date in Section 4.2 of the Plan of Reorganization, as so amended; provided, however, that no such amendment will be effective if, at the time of such amendment to the Plan of Reorganization, the Investment Agreement, the Restructuring Agreement or the TWC Settlement Agreement (as such terms are defined in the Plan of Reorganization) shall have been terminated. In the event that all of the conditions subsequent set forth in this Section 3 shall have been satisfied on or before November 14, 2002, except that the Effective Date shall not have occurred and none of the Investment Agreement, the Restructuring Agreement or the TWC Settlement Agreement shall have been terminated, then this Amendment No. 3 shall not terminate if the Effective Date occurs on or before January 13, 2003; provided that this Amendment No. 3 shall be null and void, ab initio, and the Parties shall be restored to their respective rights and obligations as in existence immediately prior to the Stipulation Date (i) if the Effective Date shall not have occurred by January 13, 2003 or (ii) upon termination of the Investment Agreement, the Restructuring Agreement or the TWC Settlement Agreement.

         4. Representations and Warranties. Each Party to this Amendment No. 3 represents and warrants to the other as follows:

                  (a) The execution, delivery and performance by such party of this Amendment No. 3 and the performance by such party of the TSA as amended hereby (i) have been duly authorized by all necessary corporate or other action and (ii) do not and will not contravene its organizational documents or any applicable law. Such Party has all requisite corporate or limited liability company power and authority to enter into this Amendment No. 3 and to perform its obligations hereunder and under the TSA, as amended hereby.




                             PROPRIETARY INFORMATION

This information contained in this Amendment No. 3 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 3 TO TRANSPORT SERVICES AGREEMENT, AS AMENDED




                  (b) This Amendment No. 3 and the TSA, as amended hereby, constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms.

         5. Counterparts. This Amendment No. 3 may be executed in any number of counterparts with the same effect as if all Parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument. Any such counterpart may be executed by facsimile transmission.

         6. Headings. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment No. 3 for any other purpose.



                             PROPRIETARY INFORMATION

This information contained in this Amendment No. 3 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 3 TO TRANSPORT SERVICES AGREEMENT, AS AMENDED




         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 3 to the TSA effective as of the date the last Party to this Amendment No. 3 signs below.

                               WILLIAMS COMMUNICATIONS, LLC


                               By :  /s/Frank Semple
                                   --------------------------------------------
                               Name:
                               Title:

                               ------------------------------------------------
                               (DATE)



                               SBC OPERATIONS INC.


                               By :  /s/ Ross K. Ireland
                                   --------------------------------------------
                               Name:  Ross K. Ireland
                               Title: President and Chief Executive

                                      9/24/02
                               ------------------------------------------------
                               (DATE)





                               SOUTHWESTERN BELL COMMUNICATIONS SERVICES, INC.


                               By :  /s/ Steven M. Grimm
                                   --------------------------------------------
                               Name:  Steven M. Grimm
                               Title:   President, SBC Long Distance

                                      9/23/02
                               ------------------------------------------------
                               (DATE)






                             PROPRIETARY INFORMATION

This information contained in this Amendment No. 3 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 3 TO TRANSPORT SERVICES AGREEMENT, AS AMENDED




                                   SCHEDULE P



   SIX-PAGE SCHEDULE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                             PROPRIETARY INFORMATION

This information contained in this Amendment No. 3 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.



                                        i